UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2014

GlobeImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35642	84-1353925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Infinite Drive Louisville, CO		80027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On August 15, 2014, GlobeImmune, Inc., a Delaware corporation, issued a press release reporting its second quarter 2014 corporate highlights and financial results. The press release is attached hereto as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “GlobeImmune Announces Second Quarter 2014 Financial Results” dated August 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeImmune, Inc.

Dated: August 15, 2014
	By:	/s/ Timothy C. Rodell
Timothy C. Rodell
Chief Executive Officer and President

INDEX TO EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “GlobeImmune Announces Second Quarter 2014 Financial Results” dated August 15, 2014.